UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2022

Astrotech Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34426	91-1273737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2105 Donley Drive, Suite 100, Austin, Texas		78758
(Address of Principal Executive Offices)		(Zip Code)

(512) 485-9530

Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASTC	NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously disclosed, on April 5, 2022, the Board of Directors (the “Board”) of Astrotech Corporation (the “Company”), appointed Jaime Hinojosa, the Company’s Corporate Controller, as Chief Financial Officer (“CFO”), Treasurer and Secretary, effective April 15, 2022. This Amendment No. 1 to Form 8-K (this “Form 8-K/A”) amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 6, 2022 (the “Original Form 8-K”). This Form 8-K/A is being filed solely to disclose a new compensation arrangement for Mr. Hinojosa in connection with his appointment as CFO, Treasurer and Secretary. Such compensation arrangement had not been determined at the time of the filing of the Original Form 8-K. All other information set forth in the Original Form 8-K is otherwise unchanged. This Form 8-K/A should be read in connection with the Original Form 8-K.

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with his appointment as CFO, Treasurer and Secretary, on April 12, 2022, the Board, upon the recommendation of the Compensation Committee of the Board, approved an annual base salary for Mr. Hinojosa of $300,000. In addition, the Board granted to Mr. Hinojosa 100,000 stock options, vesting in equal amounts annually over three years. The grant of these stock options is effective as of the end of the day April 14, 2022. The strike price of these options is $0.64 which represents the closing price on April 14, 2022. Mr. Hinojosa will also be entitled to participate in all benefit plans generally available to the Company’s employees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Astrotech Corporation

By:	/s/ Thomas B. Pickens III

Name:	Thomas B. Pickens III
Title:	Chairman of the Board and Chief
Executive Officer

Date: April 18, 2022